UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 1, 2018

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 521-3390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “BioTime,” “we” or “us” refer to BioTime, Inc.

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our 2018 annual meeting of shareholders was held on May 1, 2018. At the annual meeting, our shareholders elected nine directors to serve until the next annual meeting and until their successors are duly elected and qualified. Our shareholders also (a) ratified the Board of Directors’ selection of OUM & Co. LLP as our independent registered public accountants to audit our financial statements for the current fiscal year, (b) approved an amendment of our Articles of Incorporation increasing the number of authorized common shares that we may issue from 150,000,000 shares to 250,000,000 shares, and (c) approved, on an advisory basis, the compensation of our named executive officers as presented in our proxy statement.

There were 123,453,045 BioTime common shares outstanding and eligible to vote at the annual meeting as of March 9, 2018, the record date for determining shareholders entitled to vote at the meeting, and 99,444,164 shares, or 80.6% of the voting power, represented at the meeting, either in person or by proxy. The following tables show the votes cast by our shareholders and any abstentions with respect to the matters presented to shareholders for a vote at the meeting. Information is also provided where required as to broker non-votes. A “broker non-vote” occurs when a shareholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the shareholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client. Brokers were not permitted under applicable rules of the NYSE American to vote in the election of directors and the advisory vote on executive compensation, but were permitted to vote for approval of the appointment of our independent registered public accountants and the amendment of our Articles of Incorporation.

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld
Deborah Andrews	63,787,196	548,410
Neal C. Bradsher	63,446,008	889,598
Stephen C. Farrell	63,739,912	595,694
Alfred D. Kingsley	63,729,992	605,614
Aditya P. Mohanty	63,608,485	727,121
Michael H. Mulroy	63,793,597	542,009
Cavan Redmond	63,920,060	415,546
Angus C. Russell	63,709,858	625,748
Michael D. West	63,631,778	703,828

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There were 35,108,558 broker non-votes with respect to the election of directors.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of OUM & Co. LLP as our independent registered public accountants for the fiscal year ending December 31, 2018 was ratified by the following vote:

Shares Voted
For	98,848,822
Against	350,602
Abstain	232,982

There were 11,758 broker non-votes on this matter.

Approval of Amendment of Our Articles of Incorporation

An amendment of our Articles of Incorporation increasing the number of authorized common shares that we may issue from 150,000,000 shares to 250,000,000 was approved by the following vote:

Shares Voted
For	89,706,673
Against	8,433,305
Abstain	1,304,186

There were no broker non-votes on this matter.

Advisory Vote on Executive Compensation

Our shareholders approved, on an advisory basis, the compensation of our named executive officers, as presented in our proxy statement, by the following vote:

Shares Voted
For	60,174,514
Against	3,767,294
Abstain	393,798

There were 35,108,558 broker non-votes on this matter.

Section 8 – Other Events

Item 8.01 - Other Events

Cavan Redmond has been appointed to serve on the Compensation Committee, and Stephen C. Farrell has been appointed to serve on the Audit Committee, of our Board of Directors, in each case effective May 1, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: May 1, 2018	By:	/s/ Russell Skibsted
Chief Financial Officer

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